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                                                                      Exhibit 23


               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



      As independent public accountants, we hereby consent to the incorporation of our reports dated February 11, 1997 incorporated by reference or included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-88264) and Form S-3 (File No. 33-88236).



                                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 31, 1997